UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 14, 2011

DICK’S SPORTING GOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
ITEM 8.01. OTHER EVENTS	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	5
SIGNATURE	6

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2011, Dick’s Sporting Goods, Inc. (the “Company”) issued a press release announcing its results for the third fiscal quarter ended October 29, 2011 and certain other information that is furnished as Exhibit 99.1 hereto.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) On November 14, 2011, the Company’s Board of Directors (the “Board”) elected Allen “Al” R. Weiss to serve on the Board, effective immediately.  Mr. Weiss will serve as a Class B Director, with his current term expiring at the Company’s 2013 annual stockholders’ meeting.  The Board has determined that Mr. Weiss qualifies as an “independent director” under the New York Stock Exchange Corporate Governance Rules, and the Board has appointed him as a member of the Board’s Compensation Committee and Governance and Nominating Committee.

Mr. Weiss served as President of Worldwide Operations for the Walt Disney Parks and Resorts business of The Walt Disney Company (NYSE: DIS) from 2005 until his retirement in 2011.  Prior to that, Mr. Weiss served in a number of roles for The Walt Disney Company since 1972, including most recently as President of Walt Disney World Resort, Executive Vice President of Walt Disney World Resort and Vice President of Resort Operations Support.  Mr. Weiss also serves on the board or council of a number of community and civic organizations.

There were no arrangements or understandings between Mr. Weiss and any other person pursuant to his election as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Weiss that are required to be disclosed by Item 404(a) of Regulation S-K.

(e) On November 14, 2011, the Board’s Compensation Committee approved a new form of Restricted Stock Award Agreement (the “Agreement”) for the Company’s Amended and Restated 2002 Stock and Incentive Plan (the “Plan”), which replaces the prior form of Restricted Stock Award Agreement filed as Exhibit 10.27 to the Company’s Annual Report on Form 10-K filed March 18, 2011.  The Agreement sets forth the material terms of an award of shares of restricted stock, including the forfeiture restrictions implemented with respect to the grant of shares of restricted stock and any cash or in-kind dividends granted prior to vesting of the shares, the applicable vesting terms, the treatment of unvested shares of restricted stock upon termination of employment and potential tax consequences of the award.

The summary of the Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

On November 14, 2011, the Company’s Board authorized and declared a dividend for 2011 in the amount of $0.50 per share on the Company’s Common Stock and Class B Common Stock.  The dividend is payable in cash on December 28, 2011 to stockholders of record at the close of business on December 7, 2011.  The Company currently intends to begin payments of regular quarterly dividends beginning in 2012; however, the actual declaration of such future dividends and the establishment of the per share amount, record dates and payment dates for such future dividends are subject to the final determination of the Company’s Board, and will be dependent upon future earnings, cash flows, financial requirements and other factors.

Forward-Looking Statements Involving Known and Unknown Risks and Uncertainties

Except for historical information contained herein, the statements in this Form 8-K or otherwise made by our management in connection with the subject matter of this Form 8-K are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond our control. Our future performance and financial results may differ materially from those included in any such forward-looking statements and such forward-looking statements should not be relied upon by investors as a prediction of actual results. You can identify these statements as those that may predict, forecast, indicate or imply future results, performance or advancements and by forward-looking words such as “believe”, “anticipate”, “expect”, “estimate”, “predict”, “intend”, “plan”, “project”, “goal”, “will”, “will be”, “will continue”, “will result”, “could”, “may”, “might” or other words with similar meanings. Forward-looking statements include, among other things, statements about our future expectations regarding growth, revenues, earnings, profitability, spending, margins, costs, liquidity, store openings and operations, inventory, private brand products, our actions, plans or strategies.

The following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results, and could cause actual results for fiscal 2011 and beyond to differ materially from those expressed or implied in any forward-looking statements included in this Form 8-K or otherwise made by our management: continuation of the recent economic and financial downturn and other changes in macroeconomic factors or market conditions that impact consumer spending; changes in the general economic and business conditions and in the specialty retail or sporting goods industry in particular; fluctuations in our quarterly operating results or same store sales; volatility in our stock price; our ability to access adequate capital; competition in the sporting goods industry; limitations on the availability of attractive store locations; inability to manage our growth, open new stores on a timely basis or expand successfully in new and existing markets; changes in consumer demand; unauthorized disclosure of sensitive, personal or confidential information; disruptions in our or our vendors’ supply chains; factors affecting our vendors, including potential increases in the costs of products, their ability to maintain their inventory and production levels and their ability or willingness to provide us with sufficient quantities of products at acceptable prices; factors that could negatively affect our private brand offerings; risks and costs relating to product liability claims, product recalls and the regulation of and other hazards associated with certain products we sell; the loss of our key executives; costs and risks associated with increased or changing laws and regulations affecting our business; our ability to secure and protect our intellectual property; risks relating to operating as a multi-channel retailer, including the impact of rapid technological change, internet security and privacy issues and the threat of systems failure or inadequacy; problems with our current management information systems or software; disruption at our distribution facilities; the seasonality of our business; regional risks because our stores are generally concentrated in the eastern half of the United States; costs and risks related to litigation or other claims against us; costs and uncertainties associated with pursuing strategic acquisitions; our ability to meet our labor needs; currency exchange rate fluctuations; risks associated with our Chief Executive Officer and his relatives’ controlling interest in the Company; the impact of foreign instability and conflict; our anti-takeover provisions, which could prevent or delay a change in control of the Company; and impairment in the carrying value of goodwill or other acquired intangibles.

Known and unknown risks and uncertainties are more fully described in the Company’s Annual Report on Form 10-K for the year ended January 29, 2011 as filed with the Securities and Exchange Commission (“SEC”) on March 18, 2011 and in other reports filed with the SEC.  In addition, we operate in a highly competitive and rapidly changing environment; therefore, new risk factors can arise, and it is not possible for management to predict all such risk factors, nor to assess the impact of all such risk factors on our business or the extent to which any individual risk factor, or combination of risk factors, may cause results to differ materially from those contained in any forward-looking statement. We do not assume any obligation and do not intend to update any forward-looking statements except as may be required by the securities laws.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits. The following exhibits are being filed pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement granted under the Dick’s Sporting Goods, Inc. Amended and Restated 2002 Stock and Incentive Plan

99.1	Press Release dated November 15, 2011 by Dick’s Sporting Goods, Inc. furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: November 15, 2011	By:	/S/ TIMOTHY E. KULLMAN
Name: Timothy E. Kullman
Title: EVP – Finance, Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement granted under the Dick’s Sporting Goods, Inc. Amended and Restated 2002 Stock and Incentive Plan

99.1	Press Release dated November 15, 2011 by Dick’s Sporting Goods, Inc. furnished herewith